Dividends and Restrictions	12 Months Ended
Dec. 31, 2011
Dividends And Restrictions
Dividends and Restrictions
15.	Dividends and Restrictions

The Company’s principal source of funds for dividend payments is dividends received from the Bank. Banking regulations limit the amount of dividends that may be paid without prior approval of the New York State Banking. In addition to state law requirements and the capital requirements discussed below, the circumstances under which the Bank may pay dividends are limited by federal statutes, regulations, and policies. Retained earnings of the Bank are subject to certain restrictions under New York State Banking regulations. The amount of retained earnings legally available for dividends under these regulations was $9,915,343 and $6,162,202 as of December 31, 2011 and 2010 respectively.

In addition, the Federal Reserve Board and the Federal Deposit Insurance Corporation are authorized to determine under certain circumstances that the payment of dividends would be an unsafe or unsound practice and to prohibit payment of such dividends. The payment of dividends that deplete a bank’s capital base could be deemed to constitute such an unsafe or unsound practice. The Federal Reserve Board has indicated that banking organizations could generally pay dividends only out of current operating earnings.